UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2020

Mobile Mini, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

4646 E. Van Buren Street, Suite 400

Phoenix, Arizona 85008

(Address of principal executive offices) (Zip Code)

(480) 894-6311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4e(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value Preferred Share Purchase Rights	MINI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Mobile Mini, Inc. (the “Company”) held its annual meeting of stockholders on May 1, 2020. Stockholders of record at the close of business on March 3, 2020 were entitled to vote at the meeting on the basis of one vote for each share held.

At the annual meeting, the stockholders of the Company voted on the following proposals:

1.	To elect ten members of the Board of Directors to hold office for a one-year term. Each nominee for director was elected by a vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For Director Nominee (1)
Erik Olsson	35,998,549	861,676	686,041	3,686,003	97.7%
Michael L. Watts	35,689,348	1,810,398	46,520	3,686,003	95.2%
Kelly Williams	36,316,946	546,745	682,575	3,686,003	98.5%
Sara R. Dial	36,433,404	1,066,398	46,464	3,686,003	97.2%
Jeffrey S. Goble	36,135,831	1,363,915	46,520	3,686,003	96.4%
James J. Martell	36,391,440	1,108,308	46,518	3,686,003	97.0%
Stephen A. McConnell	35,859,447	1,640,441	46,378	3,686,003	95.6%
Frederick G. McNamee, III	36,048,926	1,450,789	46,551	3,686,003	96.1%
Kimberly J. McWaters	36,718,247	781,635	46,384	3,686,003	97.9%
Michael W. Upchurch	36,704,592	795,156	46,518	3,686,003	97.9%

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The proposal was approved by a vote of stockholders as follows:

For	41,105,811
Against	38,197
Abstain	88,261
Broker Non-Votes	—
Percentage of Votes Cast For Proposal	99.7%

3.	To vote on an advisory (non-binding) resolution to indicate support for the Company’s compensation philosophy, policies and practices and their implementation. The proposal was approved by a vote of stockholders as follows:

For	35,827,138
Against	1,571,672
Abstain	147,456
Broker Non-Votes	3,686,003
Percentage of Votes Cast For Proposal (2)	95.4%

(1)	Excludes abstentions and broker non-votes in calculation of percentage
(2)	Excludes broker non-votes in calculation of percentage

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE MINI, INC.

Dated: May 5, 2020	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Senior Vice President and General Counsel